Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                                     Revised

Distribution Date                                                       9/15/97
Collection Period                                                       8/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,423,971.03

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $318,238.39

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,105,732.64

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $28.70

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.77

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.93

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $136,015.08

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $25,187.05

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $110,828.03

           (j)      Scheduled Payments due in such Collection Period                                   $2,071,267.48

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,825,400.60

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $60,448,921.79

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $58,279,112.45

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9641051

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $119,039.94

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,029.93

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.41

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $30,910.42

           (b)      Distributions (to) from Collection Account                                           ($10,010.66)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $130.26

           (d)      Ending Payahead Account Balance                                                       $21,030.02

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,827,911.24
                           Spread Account Balance                                                      $5,827,911.24

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($223,175.78)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $16,135.22

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $548,211.08

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                259
                           Aggregate Gross Amount                                                      $3,199,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                292
                           Aggregate Gross Amount                                                      $3,775,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                         10.19%

           (b)      Average Delinquency Ratio                                                                  8.92%

           (c)      Cumulative Default Ratio                                                                  10.50%

           (d)      Cumulative Net Loss Ratio                                                                  6.14%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,698,594.83
     Lock Box NSF Items:                                                                                  (65,856.84)
     Transfers from (to) Payahead Account:                                                                 10,010.66
     Collection Account Interest                                                                           11,072.18
     Payahead Account Interest                                                                                130.26
     Total Collection Proceeds:                                                                         2,653,951.09
     For Distribution Date:                                                                                  9/15/97
     For Determination Date:                                                                                  9/8/97
     For Collection Period:                                                                                     8/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 60,448,921.79
                                  Principal portion of payments collected (non-prepayments)                               873,361.22
                                  Prepayments in full allocable to principal                                              565,345.00
                           Collections allocable to principal                                           1,438,706.22
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    229,643.37
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,668,349.59

                    Realized Losses                                                                       548,211.08
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    58,232,361.12

           Interest
                           Collections allocable to interest                                              952,039.38
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       33,562.12
                                                                                                  -------------------
                    Total Interest                                                                        985,601.50

     Certificate Information
           Beginning of Period Class A Principal Balance                                               57,426,475.71
           Beginning of Period Class B Principal Balance                                                3,022,446.08

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,051,087.02
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           18,291.74
           Aggregate Payahead Balance                                                                      20,899.76
           Aggregate Payahead Balance for preceding Distribution Date                                      30,910.42
           Interest Earned on Payahead Balances                                                               130.26
           Scheduled Payments due in Collection Period                                                  2,071,267.48
           Scheduled Payments collected in Collection Period                                            1,825,400.60
           Aggregate Amount of Realized Losses for preceding Distribution Date                            548,211.08

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              259     3,199,000.00
           60+ days delinquent                                                                                  292     3,775,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,974,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         466,775.28
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           8.67%
           Delinquency Ratio for third preceding Determination Date                                            7.89%

           Cumulative Defaults for preceding Determination Date                                         8,872,112.00

           Cumulative Net Losses for preceding Determination Date                                       4,941,770.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,390,745.60
                           Liquidation Proceeds                                                           229,643.37
                           Recoveries                                                                      33,562.12
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,653,951.09

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      873,361.22
                           Prepayments in full allocable to principal                                     565,345.00
                           Principal Balance of Liquidated Receivables                                    777,854.45
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,216,560.67

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,216,560.67
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,105,732.64
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,105,732.64

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          57,426,475.71
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 318,238.39

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,216,560.67
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                110,828.03

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,022,446.08
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         25,187.05

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,653,951.09
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,423,971.03
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                25,187.05
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                110,828.03
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     755.61
                    Standby Servicer distributions                                                          4,029.93
                    Servicer distributions                                                                119,039.94
                    Collateral Agent distributions                                                            755.61
                    Reimbursement Obligations                                                              16,135.22
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     4,029.93      2,653,951.09         4,029.93   2,653,951.09
         Servicing Fee (2.0%)                                          100,748.20      2,649,921.16       100,748.20           0.00
         Additional Servicing Fee Amounts                               18,291.74      2,549,172.96        18,291.74           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00      2,530,881.22             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00      2,530,881.22             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00      2,530,881.22             0.00
(iii)    Trustee Fee                                                       755.61      2,530,881.22           755.61
         Trustee's out-of-pocket expenses                                    0.00      2,530,125.61             0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00      2,530,125.61             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00      2,530,125.61             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              755.61      2,530,125.61           755.61
         Collateral Agent Expenses                                           0.00      2,529,370.00             0.00
         Unpaid Collateral Agent  Fee from prior Collection                  0.00      2,529,370.00             0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection              0.00      2,529,370.00             0.00
          Periods
(v)(A)   Class A Interest Distributable Amount - Current Month         318,238.39      2,529,370.00       318,238.39
         Prior Month(s) Class A Carryover Shortfall                          0.00      2,211,131.61             0.00
         Class A Interest Carryover Shortfall                                0.00      2,211,131.61             0.00
         Interest on Interest Carryover from Prior Months                    0.00      2,211,131.61             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00      2,211,131.61             0.00
         Class A Interest Distributable Amount                         318,238.39      2,211,131.61       318,238.39
(viii)(A)Class B Coupon Interest - Unadjusted                           25,187.05      1,892,893.22        25,187.05
         Class B Interest Carryover Shortfall - Previous Month(s)            0.00      1,867,706.17             0.00
         Interest on B Interest Shortfall - Previous Month(s)                0.00      1,867,706.17             0.00
         Interest on Interest Carryover from Prior Months                    0.00      1,867,706.17             0.00
         Current Month Class B Interest Shortfall                            0.00      1,867,706.17             0.00
         Adjusted Class B Interest Distributable Amount                 25,187.05      1,867,706.17        25,187.05
(v)(B)   Class A Principal Distributable Amount - Current            2,105,732.64      1,842,519.12     1,842,519.12     548,218.45
          Month
         Class A Principal Carryover Shortfall - Previous                    0.00              0.00             0.00
          Month(s)
         Current Month Class A Principal Shortfall                           0.00              0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       2,105,732.64              0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                    16,135.22              0.00             0.00
         Certificate Insurer Premium Supplement                              0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00              0.00             0.00
(vii)    Transition Expenses to successor Servicer                           0.00              0.00             0.00
         Class B Principal Distributable Amount - Current Month        110,828.03              0.00             0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)           0.00              0.00             0.00
         Current Month Class B Principal Shortfall                     (46,751.33)             0.00       (46,751.33)
         Adjusted Class B Principal Distributable Amount                64,076.71         46,751.33        46,751.33
         Excess Interest Amount for Deposit in Spread Account                0.00              0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               57,426,475.71
                    Class A Principal Distributions                                                     2,105,732.64
           Class A End of Period Principal Balance                                                     55,320,743.07

           Class B Beginning of Period Principal Balance                                                3,022,446.08
                    Class B Principal Distributable Amount                                                 64,076.71
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,958,369.37
                    Withdrawl from Spread Account to Cover B Shortfalls                                    46,751.33
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,911,618.05

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,653,951.09
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   442,819.48
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,211,131.61

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  2,211,131.61  (ii) Current  distribution  amounts payable  pursuant to
     Section  4.6(c)  (vi) and (x)  25,187.05  (iii)  Prior  month(s)  carryover shortfalls 0.00 (iv) Interest on Prior month(s)  carryover  shortfalls 0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,185,944.56

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru
     (v)A  2,185,944.56  (ii) Current  distribution  amounts payable pursuant to
     Section 4.6(c) (i) and (v)B 2,105,732.64 (iii) Prior month(s) carryover shortfalls 0.00
           Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO
           Amount Remaining for Further Distribution/(Deficiency) 80,211.92

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     80,211.92
     (vi)  Certificate Insurer Premium                                                                     16,135.22
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount  0.00  Withdrawl  from  Spread  Account  to  Cover
           Deficiency 0.00 If (i) is less than (ii), there is a Deficiency Claim
           Amount  NO Amount  Remaining  for  Further  Distribution/(Deficiency)
           64,076.71

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x) 64,076.71 (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)
     110,828.03 (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim
           Amount    YES    Unadjusted     Amount    Remaining    for    Further
           Distribution/(Deficiency)  (46,751.33)  Withdrawl from Spread Account to B PieceCover Shortfalls  (46,751.33) Adjusted Amount Remaining for
           Further Distribution/(Deficiency) 0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,974,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,974,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  68,438,917.19  business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                         10.19%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                               10.19%
                           Delinquency Ratio for second preceding Determination Date                           8.67%
                           Delinquency Ratio for third preceding Determination Date                            7.89%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.92%           8.92%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 8,872,112.00
                                  Current Period Defaulted Receivables                                    466,775.28
                                                                                                  -------------------
                                  Total                                                                 9,338,887.28

                                  Cumulative Defaulted Receivables                                      9,338,887.28
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  10.50%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         777,854.45

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (263,205.49)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  514,648.96
                                  Cumulative Previous Net Losses                                        4,941,770.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 5,456,418.96
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  6.14%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     40.36
           Weighted Average Annual Percentage Rate                                                            20.42%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       5,827,911.24
                           15% of Outstanding Certificate Balance                                                       8,741,866.87
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          5,827,911.24

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             58,279,112.45
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               5,827,911.24
           Beginning of Period Spread Account Balance                                                   6,051,087.02
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (223,175.78)
           Earnings on Spread Account Balance                                                              26,836.82
           Amount of Spread Account deposit (withdrawal)                                                 (250,012.60)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             46,751.33
           Net Spread Account Withdrawl to Seller                                                        (203,261.27)
           Ending Spread Account Balance                                                                5,827,911.24


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                                     Revised

Distribution Date                                                   9/15/97
Collection Period                                                   8/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,835,367.81

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $381,139.00

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,454,228.81

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $32.40

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.35

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $28.04

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $163,002.39

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $33,832.45

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $129,169.94

           (j)      Scheduled Payments due in such Collection Period                                   $2,292,913.47

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,031,017.80

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $71,856,528.49

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $69,402,299.67

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9658454

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $136,561.04

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,790.44

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.56

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $29,075.09

           (b)      Distributions (to) from Collection Account                                            ($9,506.16)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $113.38

           (d)      Ending Payahead Account Balance                                                       $19,682.31

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,940,229.97
                           Spread Account Balance                                                      $6,940,229.97

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($245,422.88)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $19,194.43

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $775,327.06

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                294
                           Aggregate Gross Amount                                                      $3,752,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                278
                           Aggregate Gross Amount                                                      $3,820,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          9.14%

           (b)      Average Delinquency Ratio                                                                  8.09%

           (c)      Cumulative Default Ratio                                                                   7.65%

           (d)      Cumulative Net Loss Ratio                                                                  3.75%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,067,001.18
     Lock Box NSF Items:                                                                                 (122,685.01)
     Transfers from (to) Payahead Account:                                                                  9,506.16
     Collection Account Interest                                                                           11,745.57
     Payahead Account Interest                                                                                113.38
     Total Collection Proceeds:                                                                         2,965,681.28
     For Distribution Date:                                                                                  9/15/97
     For Determination Date:                                                                                  9/8/97
     For Collection Period:                                                                                     8/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 71,856,528.49
                                  Principal portion of payments collected (non-prepayments)                               902,086.95
                                  Prepayments in full allocable to principal                                              607,435.00
                           Collections allocable to principal                                           1,509,521.95
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    298,549.74
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,808,071.69

                    Realized Losses                                                                       775,327.06
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    69,273,129.74

           Interest
                           Collections allocable to interest                                            1,128,930.85
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       28,678.74
                                                                                                  -------------------
                    Total Interest                                                                      1,157,609.59

     Certificate Information
           Beginning of Period Class A Principal Balance                                               68,263,702.05
           Beginning of Period Class B Principal Balance                                                3,592,826.43

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,185,652.85
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,800.16
           Aggregate Payahead Balance                                                                      19,568.93
           Aggregate Payahead Balance for preceding Distribution Date                                      29,075.09
           Interest Earned on Payahead Balances                                                               113.38
           Scheduled Payments due in Collection Period                                                  2,292,913.47
           Scheduled Payments collected in Collection Period                                            2,031,017.80
           Aggregate Amount of Realized Losses for preceding Distribution Date                            775,327.06

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              294     3,752,000.00
           60+ days delinquent                                                                                  278     3,820,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       7,572,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         736,411.83
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           8.05%
           Delinquency Ratio for third preceding Determination Date                                            7.09%

           Cumulative Defaults for preceding Determination Date                                         6,313,946.00

           Cumulative Net Losses for preceding Determination Date                                       2,705,866.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,638,452.80
                           Liquidation Proceeds                                                           298,549.74
                           Recoveries                                                                      28,678.74
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,965,681.28

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      902,086.95
                           Prepayments in full allocable to principal                                     607,435.00
                           Principal Balance of Liquidated Receivables                                  1,073,876.80
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,583,398.75

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,583,398.75
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,454,228.81
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,454,228.81

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          68,263,702.05
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 381,139.00

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,583,398.75
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                129,169.94

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,592,826.43
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         33,832.45

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,965,681.28
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,835,367.81
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                33,832.45
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                129,169.94
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     898.21
                    Standby Servicer distributions                                                          4,790.44
                    Servicer distributions                                                                136,561.04
                    Collateral Agent distributions                                                            898.21
                    Reimbursement Obligations                                                              19,194.43
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      4,790.44            0.00            0.00       129,169.94
         Servicing Fee (2.0%)                                           119,760.88            0.00            0.00             0.00
         Additional Servicing Fee Amounts                                16,800.16            0.00            0.00             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00            0.00            0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00            0.00            0.00
(ii)     Transition Expenses to Standby Servicer                              0.00            0.00            0.00
(iii)    Trustee Fee                                                        898.21            0.00            0.00
         Trustee's out-of-pocket expenses                                     0.00            0.00            0.00
         Unpaid Trustee Fee from prior Collection Periods                     0.00            0.00            0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00            0.00            0.00
          Collection Periods
(iv)     Collateral Agent Fee                                               898.21            0.00            0.00
         Collateral Agent Expenses                                            0.00            0.00            0.00
         Unpaid Collateral Agent  Fee from prior                              0.00            0.00            0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00            0.00            0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month          381,139.00            0.00            0.00
         Prior Month(s) Class A Carryover Shortfall                           0.00            0.00            0.00
         Class A Interest Carryover Shortfall                                 0.00            0.00            0.00
         Interest on Interest Carryover from Prior Months                     0.00            0.00            0.00
         Current Month Class A Interest Carryover Shortfall                   0.00            0.00            0.00
         Class A Interest Distributable Amount                          381,139.00            0.00            0.00
(viii)(A)Class B Coupon Interest - Unadjusted                            33,832.45            0.00            0.00
         Class B Interest Carryover Shortfall - Previous Month(s)             0.00            0.00            0.00       129,169.94
         Interest on B Interest Shortfall - Previous Month(s)                 0.00            0.00            0.00       129,169.94
         Interest on Interest Carryover from Prior Months                     0.00            0.00            0.00
         Current Month Class B Interest Shortfall                             0.00            0.00            0.00
         Adjusted Class B Interest Distributable Amount                  33,832.45            0.00            0.00
(v)(B)   Class A Principal Distributable Amount - Current Month       2,454,228.81            0.00            0.00
         Class A Principal Carryover Shortfall - Previous Month(s)            0.00            0.00            0.00
         Current Month Class A Principal Shortfall                      (46,666.88)           0.00      (46,666.88)
         Withdrawl from Spread Account to Cover Shortfall                46,666.88
         Class A Principal Distribution Amount                        2,454,228.81       46,666.88       46,666.88
(vi)     Certificate Insurer Premium                                     19,194.43            0.00            0.00
         Certificate Insurer Premium Supplement                               0.00            0.00            0.00
         Other Reimbursement Obligations to Certificate Insurer               0.00            0.00            0.00
(vii)    Transition Expenses to successor Servicer                            0.00            0.00            0.00
         Class B Principal Distributable Amount - Current Month         129,169.94            0.00            0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)            0.00            0.00            0.00
         Current Month Class B Principal Shortfall                     (129,169.94)           0.00     (129,169.94)
         Adjusted Class B Principal Distributable Amount                      0.00      129,169.94            0.00
         Excess Interest Amount for Deposit in Spread Account           (65,861.31)     129,169.94      (65,861.31)
                                                                                        195,031.25       195,031.25

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               68,263,702.05
                    Class A Principal Distributions                                                     2,454,228.81
           Class A End of Period Principal Balance                                                     65,809,473.24

           Class B Beginning of Period Principal Balance                                                3,592,826.43
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,592,826.43
                    Withdrawl from Spread Account to Cover B Shortfalls                                   129,169.94
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,463,656.49

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,965,681.28
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   524,286.90
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,441,394.38

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  2,441,394.38  (ii) Current  distribution  amounts payable  pursuant to
     Section  4.6(c)  (vi) and (x)  33,832.45  (iii)  Prior  month(s)  carryover shortfalls 0.00 (iv) Interest on Prior month(s)  carryover  shortfalls 0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,407,561.93

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru
     (v)A  2,407,561.93  (ii) Current  distribution  amounts payable pursuant to
     Section 4.6(c) (i) and (v)B 2,454,228.81 (iii) Prior month(s) carryover shortfalls 0.00
           Withdrawl from Spread Account to Cover Shortfall 46,666.88 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO
           Amount Remaining for Further Distribution/(Deficiency) 0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     19,194.43
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount (19,194.43)  Withdrawl from Spread Account to Cover
           Deficiency  19,194.43 If (i) is less than (ii), there is a Deficiency
           Claim     Amount     NO     Amount      Remaining     for     Further
           Distribution/(Deficiency) 0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x) 0.00 (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)
     129,169.94 (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim
           Amount    YES    Unadjusted     Amount    Remaining    for    Further
           Distribution/(Deficiency)  (129,169.94) Withdrawl from Spread Account to B PieceCover Shortfalls (129,169.94) Adjusted Amount Remaining for
           Further Distribution/(Deficiency) 0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,572,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 7,572,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  82,834,256.84  business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                          9.14%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                9.14%
                           Delinquency Ratio for second preceding Determination Date                           8.05%
                           Delinquency Ratio for third preceding Determination Date                            7.09%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.09%           8.09%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 6,313,946.00
                                  Current Period Defaulted Receivables                                    736,411.83
                                                                                                  -------------------
                                  Total                                                                 7,050,357.83

                                  Cumulative Defaulted Receivables                                      7,050,357.83
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   7.65%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,073,876.80

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (327,228.48)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  746,648.32
                                  Cumulative Previous Net Losses                                        2,705,866.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 3,452,514.32
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  3.75%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     44.33
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,940,229.97
                           15% of Outstanding Certificate Balance                                                      10,410,344.95
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,940,229.97

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             69,402,299.67
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               6,940,229.97
           Beginning of Period Spread Account Balance                                                   7,185,652.85
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (65,861.31)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (179,561.57)
           Earnings on Spread Account Balance                                                              31,778.54
           Amount of Spread Account deposit (withdrawal)                                                 (211,340.11)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            129,169.94
           Net Spread Account Withdrawl to Seller                                                         (82,170.17)
           Ending Spread Account Balance                                                                6,940,229.97


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                                     Revised

Distribution Date                                                  9/15/97
Collection Period                                                  8/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,357,060.54

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $401,719.50

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,955,341.04

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $26.72

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.55

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $22.17

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $136,976.62

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $34,063.93

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $102,912.69

           (j)      Scheduled Payments due in such Collection Period                                   $2,473,508.47

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,068,544.10

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $80,545,263.41

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $78,487,009.68

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9744460

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $151,356.86

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,369.68

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.72

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $35,391.65

           (b)      Distributions (to) from Collection Account                                           ($10,284.18)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $143.45

           (d)      Ending Payahead Account Balance                                                       $25,250.92

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,848,700.97
                           Spread Account Balance                                                      $7,848,700.97

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($205,825.37)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $21,747.44

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $550,132.04

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                275
                           Aggregate Gross Amount                                                      $3,698,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                341
                           Aggregate Gross Amount                                                      $4,843,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          9.05%

           (b)      Average Delinquency Ratio                                                                  8.24%

           (c)      Cumulative Default Ratio                                                                   4.49%

           (d)      Cumulative Net Loss Ratio                                                                  1.64%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,823,792.21
     Lock Box NSF Items:                                                                                  (86,883.73)
     Transfers from (to) Payahead Account:                                                                 10,284.18
     Collection Account Interest                                                                           11,776.96
     Payahead Account Interest                                                                                143.45
     Total Collection Proceeds:                                                                         2,759,113.07
     For Distribution Date:                                                                                  9/15/97
     For Determination Date:                                                                                  9/8/97
     For Collection Period:                                                                                     8/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 80,545,263.41
                                  Principal portion of payments collected (non-prepayments)                               827,473.51
                                  Prepayments in full allocable to principal                                              476,998.00
                           Collections allocable to principal                                           1,304,471.51
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    203,650.18
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,508,121.69

                    Realized Losses                                                                       550,132.04
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    78,487,009.68

           Interest
                           Collections allocable to interest                                            1,241,070.59
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        9,920.79
                                                                                                  -------------------
                    Total Interest                                                                      1,250,991.38

     Certificate Information
           Beginning of Period Class A Principal Balance                                               76,518,000.23
           Beginning of Period Class B Principal Balance                                                4,027,263.18

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,054,526.34
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,114.75
           Aggregate Payahead Balance                                                                      25,107.47
           Aggregate Payahead Balance for preceding Distribution Date                                      35,391.65
           Interest Earned on Payahead Balances                                                               143.45
           Scheduled Payments due in Collection Period                                                  2,473,508.47
           Scheduled Payments collected in Collection Period                                            2,068,544.10
           Aggregate Amount of Realized Losses for preceding Distribution Date                            550,132.04

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              275     3,698,000.00
           60+ days delinquent                                                                                  341     4,843,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       8,541,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         762,360.59
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           8.37%
           Delinquency Ratio for third preceding Determination Date                                            7.30%

           Cumulative Defaults for preceding Determination Date                                         3,405,462.00

           Cumulative Net Losses for preceding Determination Date                                         983,519.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,545,542.10
                           Liquidation Proceeds                                                           203,650.18
                           Recoveries                                                                       9,920.79
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,759,113.07

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      827,473.51
                           Prepayments in full allocable to principal                                     476,998.00
                           Principal Balance of Liquidated Receivables                                    753,782.22
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,058,253.73

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,058,253.73
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,955,341.04
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,955,341.04

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          76,518,000.23
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 401,719.50

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,058,253.73
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                102,912.69

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,027,263.18
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         34,063.93

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,759,113.07
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,357,060.54
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                34,063.93
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                102,912.69
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,006.82
                    Standby Servicer distributions                                                          5,369.68
                    Servicer distributions                                                                151,356.86
                    Collateral Agent distributions                                                          1,006.82
                    Reimbursement Obligations                                                              21,747.44
                                                                                                  -------------------
                                                                                                           84,588.29

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     5,369.68        2,759,113.07         5,369.68  2,759,113.07
         Servicing Fee (2.0%)                                          134,242.11        2,753,743.39       134,242.11          0.00
         Additional Servicing Fee Amounts                               17,114.75        2,619,501.28        17,114.75          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00        2,602,386.53             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00        2,602,386.53             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00        2,602,386.53             0.00
(iii)    Trustee Fee                                                     1,006.82        2,602,386.53         1,006.82
         Trustee's out-of-pocket expenses                                    0.00        2,601,379.71             0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00        2,601,379.71             0.00
         Unpaid Trustee's out-of-pocket expenses from                        0.00        2,601,379.71             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                            1,006.82        2,601,379.71         1,006.82
         Collateral Agent Expenses                                           0.00        2,600,372.89             0.00
         Unpaid Collateral Agent  Fee from prior                             0.00        2,600,372.89             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00        2,600,372.89             0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month         401,719.50        2,600,372.89       401,719.50
         Prior Month(s) Class A Carryover Shortfall                          0.00        2,198,653.39             0.00
         Class A Interest Carryover Shortfall                                0.00        2,198,653.39             0.00
         Interest on Interest Carryover from Prior Months                    0.00        2,198,653.39             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00        2,198,653.39             0.00
         Class A Interest Distributable Amount                         401,719.50        2,198,653.39       401,719.50
(viii) (AClass B Coupon Interest - Unadjusted                           34,063.93        1,796,933.89        34,063.93
         Class B Interest Carryover Shortfall -                              0.00        1,762,869.96             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                  0.00        1,762,869.96             0.00
          Month(s)
         Interest on Interest Carryover from Prior Months                    0.00        1,762,869.96             0.00
         Current Month Class B Interest Shortfall                            0.00        1,762,869.96             0.00
         Adjusted Class B Interest Distributable Amount                 34,063.93        1,762,869.96        34,063.93
(v) (B)  Class A Principal Distributable Amount - Current Month      1,955,341.04        1,728,806.03     1,728,806.03    803,772.03
         Class A Principal Carryover Shortfall -                             0.00                0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                           0.00                0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       1,955,341.04                0.00             0.00          0.00
(vi)     Certificate Insurer Premium                                    21,747.44                0.00             0.00
         Certificate Insurer Premium Supplement                              0.00                0.00             0.00
         Other Reimbursement Obligations to Certificate                      0.00                0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                           0.00                0.00             0.00
         Class B Principal Distributable Amount - Current              102,912.69                0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous                    0.00                0.00             0.00
          Month(s)
         Current Month Class B Principal Shortfall                           0.00                0.00             0.00
         Adjusted Class B Principal Distributable Amount               102,912.69                0.00             0.00
         Excess Interest Amount for Deposit in Spread Account           84,588.29                0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               76,518,000.23
                    Class A Principal Distributions                                                     1,955,341.04
           Class A End of Period Principal Balance                                                     74,562,659.19

           Class B Beginning of Period Principal Balance                                                4,027,263.18
                    Class B Principal Distributable Amount                                                102,912.69
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,924,350.49
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,924,350.49

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,759,113.07
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   560,459.68
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,198,653.39

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  2,198,653.39  (ii) Current  distribution  amounts payable  pursuant to
     Section  4.6(c)  (vi) and (x)  34,063.93  (iii)  Prior  month(s)  carryover shortfalls 0.00 (iv) Interest on Prior month(s)  carryover  shortfalls 0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,164,589.46

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru
     (v)A  2,164,589.46  (ii) Current  distribution  amounts payable pursuant to
     Section 4.6(c) (i) and (v)B 1,955,341.04 (iii) Prior month(s) carryover shortfalls 0.00
           Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO
           Amount Remaining for Further Distribution/(Deficiency) 209,248.42

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    209,248.42
     (vi)  Certificate Insurer Premium                                                                     21,747.44
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount  0.00  Withdrawl  from  Spread  Account  to  Cover
           Deficiency 0.00 If (i) is less than (ii), there is a Deficiency Claim
           Amount  NO Amount  Remaining  for  Further  Distribution/(Deficiency)
           187,500.97

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x) 187,500.97 (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)
     102,912.69 (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim
           Amount    NO    Unadjusted     Amount     Remaining    for    Further
           Distribution/(Deficiency)  84,588.29 Withdrawl from Spread Account to
           B PieceCover  Shortfalls 0.00 Adjusted  Amount  Remaining for Further
           Distribution/(Deficiency) 84,588.29
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              8,541,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 8,541,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  94,376,392.15  business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                          9.05%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                9.05%
                           Delinquency Ratio for second preceding Determination Date                           8.37%
                           Delinquency Ratio for third preceding Determination Date                            7.30%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.24%           8.24%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 3,405,462.00
                                  Current Period Defaulted Receivables                                    762,360.59
                                                                                                  -------------------
                                  Total                                                                 4,167,822.59

                                  Cumulative Defaulted Receivables                                      4,167,822.59
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   4.49%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         753,782.22

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (213,570.97)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  540,211.25
                                  Cumulative Previous Net Losses                                          983,519.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 1,523,730.25
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  1.64%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     47.55
           Weighted Average Annual Percentage Rate                                                            20.56%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,848,700.97
                           15% of Outstanding Certificate Balance                                                      11,773,051.45
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,848,700.97

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             78,487,009.68
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               7,848,700.97
           Beginning of Period Spread Account Balance                                                   8,054,526.34
           Spread Account Deposit (Withdrawal) from Current Distributions                                  84,588.29
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (290,413.66)
           Earnings on Spread Account Balance                                                              35,270.56
           Amount of Spread Account deposit (withdrawal)                                                 (325,684.22)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (325,684.22)
           Ending Spread Account Balance                                                                7,848,700.97


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                                     Revised

Distribution Date                                                    9/15/97
Collection Period                                                    8/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,030,630.01

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $491,368.05

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,539,261.96

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $20.89

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.05

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $15.83

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $127,051.17

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $46,037.38

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $81,013.79

           (j)      Scheduled Payments due in such Collection Period                                   $2,823,829.68

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,409,326.67

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $94,759,608.83

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $93,139,333.08

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9829012

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $174,344.29

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,317.31

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.79

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $36,426.32

           (b)      Distributions (to) from Collection Account                                           ($11,220.73)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $371.53

           (d)      Ending Payahead Account Balance                                                       $25,577.12

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,313,933.31
                           Spread Account Balance                                                      $8,124,549.83

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $618,496.00

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $25,807.36

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $187,271.24

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                348
                           Aggregate Gross Amount                                                      $4,875,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                315
                           Aggregate Gross Amount                                                      $4,453,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          8.35%

           (b)      Average Delinquency Ratio                                                                  6.86%

           (c)      Cumulative Default Ratio                                                                   2.15%

           (d)      Cumulative Net Loss Ratio                                                                  0.34%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,049,812.95
     Lock Box NSF Items:                                                                                 (119,963.16)
     Transfers from (to) Payahead Account:                                                                 11,220.73
     Collection Account Interest                                                                           12,708.44
     Payahead Account Interest                                                                                371.53
     Total Collection Proceeds:                                                                         2,954,150.49
     For Distribution Date:                                                                                  9/15/97
     For Determination Date:                                                                                  9/8/97
     For Collection Period:                                                                                     8/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 94,759,608.83
                                  Principal portion of payments collected (non-prepayments)                               890,341.53
                                  Prepayments in full allocable to principal                                              389,160.00
                           Collections allocable to principal                                           1,279,501.53
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    153,502.98
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,433,004.51

                    Realized Losses                                                                       187,271.24
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    93,139,333.08

           Interest
                           Collections allocable to interest                                            1,518,985.14
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        2,160.84
                                                                                                  -------------------
                    Total Interest                                                                      1,521,145.98

     Certificate Information
           Beginning of Period Class A Principal Balance                                               90,021,628.39
           Beginning of Period Class B Principal Balance                                                4,737,980.44

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,506,053.83
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,411.61
           Aggregate Payahead Balance                                                                      25,205.59
           Aggregate Payahead Balance for preceding Distribution Date                                      36,426.32
           Interest Earned on Payahead Balances                                                               371.53
           Scheduled Payments due in Collection Period                                                  2,823,829.68
           Scheduled Payments collected in Collection Period                                            2,409,326.67
           Aggregate Amount of Realized Losses for preceding Distribution Date                            187,271.24

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              348     4,875,000.00
           60+ days delinquent                                                                                  315     4,453,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       9,328,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         865,922.65
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           6.63%
           Delinquency Ratio for third preceding Determination Date                                            5.61%

           Cumulative Defaults for preceding Determination Date                                         1,337,863.00

           Cumulative Net Losses for preceding Determination Date                                         165,575.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,798,486.67
                           Liquidation Proceeds                                                           153,502.98
                           Recoveries                                                                       2,160.84
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,954,150.49

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      890,341.53
                           Prepayments in full allocable to principal                                     389,160.00
                           Principal Balance of Liquidated Receivables                                    340,774.22
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,620,275.75

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,620,275.75
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,539,261.96
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,539,261.96

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          90,021,628.39
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 491,368.05

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,620,275.75
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 81,013.79

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,737,980.44
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         46,037.38

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,954,150.49
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,030,630.01
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                46,037.38
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 81,013.79
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,184.50
                    Standby Servicer distributions                                                          6,317.31
                    Servicer distributions                                                                174,344.29
                    Collateral Agent distributions                                                          1,184.50
                    Reimbursement Obligations                                                              25,807.36
                                                                                                  -------------------
                                                                                                          587,631.35

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                     6,317.31       2,954,150.49         6,317.31   2,954,150.49
         Servicing Fee (2.0%)                                          157,932.68       2,947,833.18       157,932.68           0.00
         Additional Servicing Fee Amounts                               16,411.61       2,789,900.50        16,411.61           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection                            0.00       2,773,488.89             0.00
          Periods
         Unpaid Servicing Fee from prior Collection                          0.00       2,773,488.89             0.00
          Periods
(ii)     Transition Expenses to Standby Servicer                             0.00       2,773,488.89             0.00
(iii)    Trustee Fee                                                     1,184.50       2,773,488.89         1,184.50
         Trustee's out-of-pocket expenses                                    0.00       2,772,304.39             0.00
         Unpaid Trustee Fee from prior Collection Periods                    0.00       2,772,304.39             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00       2,772,304.39             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                            1,184.50       2,772,304.39         1,184.50
         Collateral Agent Expenses                                           0.00       2,771,119.89             0.00
         Unpaid Collateral Agent  Fee from prior                             0.00       2,771,119.89             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00       2,771,119.89             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month         491,368.05       2,771,119.89       491,368.05
         Prior Month(s) Class A Carryover Shortfall                          0.00       2,279,751.84             0.00
         Class A Interest Carryover Shortfall                                0.00       2,279,751.84             0.00
         Interest on Interest Carryover from Prior Months                    0.00       2,279,751.84             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00       2,279,751.84             0.00
         Class A Interest Distributable Amount                         491,368.05       2,279,751.84       491,368.05
(viii)(A)Class B Coupon Interest - Unadjusted                           46,037.38       1,788,383.79        46,037.38
         Class B Interest Carryover Shortfall - Previous                     0.00       1,742,346.41             0.00
          Month(s)
         Interest on B Interest Shortfall - Previous                         0.00       1,742,346.41             0.00
          Month(s)
         Interest on Interest Carryover from Prior Months                    0.00       1,742,346.41             0.00
         Current Month Class B Interest Shortfall                            0.00       1,742,346.41             0.00
         Adjusted Class B Interest Distributable Amount                 46,037.38       1,742,346.41        46,037.38
(v)(B)   Class A Principal Distributable Amount - Current            1,539,261.96       1,696,309.03     1,539,261.96   1,414,888.53
          Month
         Class A Principal Carryover Shortfall - Previous                    0.00         157,047.07             0.00
          Months(s)
         Current Month Class A Principal Shortfall                           0.00         157,047.07             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       1,539,261.96         157,047.07       157,047.07           0.00
(vi)     Certificate Insurer Premium                                    25,807.36               0.00             0.00
         Certificate Insurer Premium Supplement                              0.00               0.00             0.00
         Other Reimbursement Obligations to Certificate                      0.00               0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                           0.00               0.00             0.00
         Class B Principal Distributable Amount - Current               81,013.79               0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous                    0.00               0.00             0.00
          Month(s)
         Current Month Class B Principal Shortfall                           0.00               0.00             0.00
         Adjusted Class B Principal Distributable Amount                81,013.79               0.00             0.00
         Excess Interest Amount for Deposit in Spread Account          587,631.35               0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               90,021,628.39
                    Class A Principal Distributions                                                     1,539,261.96
           Class A End of Period Principal Balance                                                     88,482,366.43

           Class B Beginning of Period Principal Balance                                                4,737,980.44
                    Class B Principal Distributable Amount                                                 81,013.79
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,656,966.65
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,656,966.65

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,954,150.49
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   674,398.65
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,279,751.84

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  2,279,751.84  (ii) Current  distribution  amounts payable  pursuant to
     Section  4.6(c)  (vi) and (x)  46,037.38  (iii)  Prior  month(s)  carryover shortfalls 0.00 (iv) Interest on Prior month(s)  carryover  shortfalls 0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,233,714.46

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru
     (v)A  2,233,714.46  (ii) Current  distribution  amounts payable pursuant to
     Section 4.6(c) (i) and (v)B 1,539,261.96 (iii) Prior month(s) carryover shortfalls 0.00
           Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO
           Amount Remaining for Further Distribution/(Deficiency) 694,452.50

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    694,452.50
     (vi)  Certificate Insurer Premium                                                                     25,807.36
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount  0.00  Withdrawl  from  Spread  Account  to  Cover
           Deficiency 0.00 If (i) is less than (ii), there is a Deficiency Claim
           Amount  NO Amount  Remaining  for  Further  Distribution/(Deficiency)
           668,645.14

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x) 668,645.14 (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)
     81,013.79 (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim
           Amount    NO    Unadjusted     Amount     Remaining    for    Further
           Distribution/(Deficiency) 587,631.35 Withdrawl from Spread Account to
           B PieceCover  Shortfalls 0.00 Adjusted  Amount  Remaining for Further
           Distribution/(Deficiency) 587,631.35
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              9,328,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 9,328,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  111,702,829.84 business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                          8.35%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                8.35%
                           Delinquency Ratio for second preceding Determination Date                           6.63%
                           Delinquency Ratio for third preceding Determination Date                            5.61%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.86%           6.86%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 1,337,863.00
                                  Current Period Defaulted Receivables                                    865,922.65
                                                                                                  -------------------
                                  Total                                                                 2,203,785.65

                                  Cumulative Defaulted Receivables                                      2,203,785.65
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   2.15%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         340,774.22

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (155,663.82)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  185,110.40
                                  Cumulative Previous Net Losses                                          165,575.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   350,685.40
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  0.34%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     50.33
           Weighted Average Annual Percentage Rate                                                            20.58%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       9,313,933.31
                           15% of Outstanding Certificate Balance                                                      13,970,899.96
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,313,933.31

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             93,139,333.08
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               9,313,933.31
           Beginning of Period Spread Account Balance                                                   7,506,053.83
           Spread Account Deposit (Withdrawal) from Current Distributions                                 587,631.35
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               1,220,248.13
           Earnings on Spread Account Balance                                                              30,864.65
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                8,124,549.83


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                                     Revised

Distribution Date                                                      9/15/97
Collection Period                                                      8/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,178,389.06

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $610,186.44

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,568,202.62

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $19.21

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.38

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $13.83

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $137,784.57

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $55,247.59

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $82,536.98

           (j)      Scheduled Payments due in such Collection Period                                   $3,349,058.06

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,924,892.65

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $115,904,032.50

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $114,253,292.90

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9857577

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $207,807.92

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,726.94

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.83

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  9
                           Aggregate Purchase Amount                                                     $100,162.03

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $38,466.60

           (b)      Distributions (to) from Collection Account                                           ($15,855.28)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $179.34

           (d)      Ending Payahead Account Balance                                                       $22,790.66

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $10,282,796.36
                           Spread Account Balance                                                      $7,376,261.59

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $879,996.95

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $31,657.68

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                     $27,378.44

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                340
                           Aggregate Gross Amount                                                      $4,719,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                207
                           Aggregate Gross Amount                                                      $3,014,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.79%

           (b)      Average Delinquency Ratio                                                                  3.89%

           (c)      Cumulative Default Ratio                                                                   0.36%

           (d)      Cumulative Net Loss Ratio                                                                  0.02%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,498,558.89
     Lock Box NSF Items:                                                                                 (104,269.88)
     Transfers from (to) Payahead Account:                                                                 15,855.28
     Collection Account Interest                                                                           14,395.66
     Payahead Account Interest                                                                                179.34
     Total Collection Proceeds:                                                                         3,424,719.29
     For Distribution Date:                                                                                  9/15/97
     For Determination Date:                                                                                  9/8/97
     For Collection Period:                                                                                     8/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                115,904,032.50
                                  Principal portion of payments collected (non-prepayments)                             1,123,534.52
                                  Prepayments in full allocable to principal                                              385,009.00
                           Collections allocable to principal                                           1,508,543.52
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     14,655.61
                           Purchase Amounts allocable to principal                                        100,162.03
                                                                                                  -------------------
                    Total Principal                                                                     1,623,361.16

                    Realized Losses                                                                        27,378.44
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   114,253,292.90

           Interest
                           Collections allocable to interest                                            1,801,358.13
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,801,358.13

     Certificate Information
           Beginning of Period Class A Principal Balance                                              110,108,830.88
           Beginning of Period Class B Principal Balance                                                5,795,201.62

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,496,264.64
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           14,634.53
           Aggregate Payahead Balance                                                                      22,611.32
           Aggregate Payahead Balance for preceding Distribution Date                                      38,466.60
           Interest Earned on Payahead Balances                                                               179.34
           Scheduled Payments due in Collection Period                                                  3,349,058.06
           Scheduled Payments collected in Collection Period                                            2,924,892.65
           Aggregate Amount of Realized Losses for preceding Distribution Date                             27,378.44

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 3,897.84
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              340     4,719,000.00
           60+ days delinquent                                                                                  207     3,014,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  9       100,162.03

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       7,733,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                         100,162.03
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         259,358.06
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           3.77%
           Delinquency Ratio for third preceding Determination Date                                            2.11%

           Cumulative Defaults for preceding Determination Date                                           170,271.00

           Cumulative Net Losses for preceding Determination Date                                             699.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,309,901.65
                           Liquidation Proceeds                                                            14,655.61
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                               100,162.03
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,424,719.29

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,123,534.52
                           Prepayments in full allocable to principal                                     385,009.00
                           Principal Balance of Liquidated Receivables                                     42,034.05
                           Purchase Amounts allocable to principal                                        100,162.03
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,650,739.60

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,650,739.60
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,568,202.62
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,568,202.62

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         110,108,830.88
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 610,186.44

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,650,739.60
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 82,536.98

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,795,201.62
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         55,247.59

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,424,719.29
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,178,389.06
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                55,247.59
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 82,536.98
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   5,346.64
                    Standby Servicer distributions                                                          7,726.94
                    Servicer distributions                                                                207,807.92
                    Collateral Agent distributions                                                          1,448.80
                    Reimbursement Obligations                                                              31,657.68
                                                                                                  -------------------
                                                                                                          854,557.68

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                        Use          Source         act distributed     Source
                                                                        ---          ------         ---------------     ------

(i)      Standby Fee                                                 7,726.94      3,424,719.29         7,726.94   3,424,719.29
         Servicing Fee (2.0%)                                      193,173.39      3,416,992.35       193,173.39           0.00
         Additional Servicing Fee Amounts                           14,634.53      3,223,818.96        14,634.53           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection                        0.00      3,209,184.43             0.00
          Periods
         Unpaid Servicing Fee from prior Collection                      0.00      3,209,184.43             0.00
          Periods
(ii)     Transition Expenses to Standby Servicer                         0.00      3,209,184.43             0.00
(iii)    Trustee Fee                                                 1,448.80      3,209,184.43         1,448.80
         Trustee's out-of-pocket expenses                            3,897.84      3,207,735.63         3,897.84
         Unpaid Trustee Fee from prior Collection Periods                0.00      3,203,837.79             0.00
         Unpaid Trustee's out-of-pocket expenses from prior              0.00      3,203,837.79             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                        1,448.80      3,203,837.79         1,448.80
         Collateral Agent Expenses                                       0.00      3,202,388.99             0.00
         Unpaid Collateral Agent  Fee from prior Collection              0.00      3,202,388.99             0.00
          Periods
         Unpaid Collateral Agent Expenses from prior                     0.00      3,202,388.99             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                   610,186.44      3,202,388.99       610,186.44
          Current Month
         Prior Month(s) Class A Carryover Shortfall                      0.00      2,592,202.55             0.00
         Class A Interest Carryover Shortfall                            0.00      2,592,202.55             0.00
         Interest on Interest Carryover from Prior Months                0.00      2,592,202.55             0.00
         Current Month Class A Interest Carryover                        0.00      2,592,202.55             0.00
          Shortfall
         Class A Interest Distributable Amount                     610,186.44      2,592,202.55       610,186.44
(viii)(A)Class B Coupon Interest - Unadjusted                       55,247.59      1,982,016.11        55,247.59
         Class B Interest Carryover Shortfall -                          0.00      1,926,768.52             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                              0.00      1,926,768.52             0.00
          Previous Month(s)
         Interest on Interest Carryover from                             0.00      1,926,768.52             0.00
          Prior Months
         Current Month Class B Interest Shortfall                        0.00      1,926,768.52             0.00
         Adjusted Class B Interest Distributable Amount             55,247.59      1,926,768.52        55,247.59
(v)(B)   Class A Principal Distributable Amount -                1,568,202.62      1,871,520.93     1,568,202.62   1,856,516.67
          Current Month
         Class A Principal Carryover Shortfall -                         0.00        303,318.31             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                       0.00        303,318.31             0.00
         Withdrawl from Spread Account to Cover Shortfall                0.00
         Class A Principal Distribution Amount                   1,568,202.62        303,318.31       303,318.31     288,314.05
(vi)     Certificate Insurer Premium                                31,657.68              0.00             0.00
         Certificate Insurer Premium Supplement                          0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate                  0.00              0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                       0.00              0.00             0.00
         Class B Principal Distributable Amount -                   82,536.98              0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                         0.00              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                       0.00              0.00             0.00
         Adjusted Class B Principal Distributable Amount            82,536.98              0.00             0.00
         Excess Interest (Shortage) Amount for Deposit             854,557.68              0.00             0.00
          to (withdrawl from) Spread Account                                               0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              110,108,830.88
                    Class A Principal Distributions                                                     1,568,202.62
           Class A End of Period Principal Balance                                                    108,540,628.26

           Class B Beginning of Period Principal Balance                                                5,795,201.62
                    Class B Principal Distributable Amount                                                 82,536.98
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,712,664.64
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,712,664.64

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,424,719.29
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   832,516.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,592,202.55

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x)  2,592,202.55  (ii) Current  distribution  amounts payable  pursuant to
     Section  4.6(c)  (vi) and (x)  55,247.59  (iii)  Prior  month(s)  carryover shortfalls 0.00 (iv) Interest on Prior month(s)  carryover  shortfalls 0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,536,954.96

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru
     (v)A  2,536,954.96  (ii) Current  distribution  amounts payable pursuant to
     Section 4.6(c) (i) and (v)B 1,568,202.62 (iii) Prior month(s) carryover shortfalls 0.00
           Withdrawl from Spread Account to Cover Shortfall 0.00 If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount NO
           Amount Remaining for Further Distribution/(Deficiency) 968,752.34

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    968,752.34
     (vi)  Certificate Insurer Premium                                                                     31,657.68
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount  0.00  Withdrawl  from  Spread  Account  to  Cover
           Deficiency 0.00 If (i) is less than (ii), there is a Deficiency Claim
           Amount  NO Amount  Remaining  for  Further  Distribution/(Deficiency)
           937,094.66

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x) 937,094.66 (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)
     82,536.98 (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim
           Amount    NO    Unadjusted     Amount     Remaining    for    Further
           Distribution/(Deficiency) 854,557.68 Withdrawl from Spread Account to
           B PieceCover  Shortfalls 0.00 Adjusted  Amount  Remaining for Further
           Distribution/(Deficiency) 854,557.68
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,733,000.00
                                  Purchased receivables more than 30 days delinquent                      100,162.03
                                                                                                  -------------------
                                  Total                                                                 7,833,162.03

                           Aggregate Gross Principal  Balance as of the close of
                                  135,278,891.94 business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                          5.79%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.79%
                           Delinquency Ratio for second preceding Determination Date                           3.77%
                           Delinquency Ratio for third preceding Determination Date                            2.11%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  3.89%           3.89%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   170,271.00
                                  Current Period Defaulted Receivables                                    259,358.06
                                                                                                  -------------------
                                  Total                                                                   429,629.06

                                  Cumulative Defaulted Receivables                                        429,629.06
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   0.36%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                          42,034.05

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                (14,655.61)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                   27,378.44
                                  Cumulative Previous Net Losses                                              699.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                    28,077.44
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  0.02%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     52.83
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       10,282,796.36
                           15% of Outstanding Certificate Balance                                                      17,137,993.94
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                         10,282,796.36

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            114,253,292.90
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              10,282,796.36
           Beginning of Period Spread Account Balance                                                   6,496,264.64
           Spread Account Deposit (Withdrawal) from Current Distributions                                 854,557.68
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               2,931,974.04
           Earnings on Spread Account Balance                                                              25,439.27
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,376,261.59


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates

Distribution Date                                                     9/15/97
Collection Period                                                     8/97

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Notes.
           (a)      The aggregate amount of the distribution
                    to Class A-1 Noteholders on the Distribution
                    Date set forth above                                                               $1,673,924.07

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $369,806.40

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,304,117.67

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000                                                     $20.71

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.58

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 principal                                            $16.13

           (g)      The aggregate amount of the distribution
                    to Class A-2 Noteholders on the Distribution
                    Date set forth above                                                                 $295,081.38

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                      $295,081.38

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      The amount of the distribution set forth in
                    paragraph A.1. (g) above, per  $1,000                                                      $4.78

           (k)      The amount of the distribution set forth in
                    paragraph A.1. (h) above, per $1,000 interest                                              $0.00

           (l)      The amount of the distribution set forth in
                    paragraph A.1. (i) above, per $1,000 principal                                             $0.00

           (m)      The aggregate amount of the distribution to Class B
                    Noteholders on the Distribution Date set forth above                                  $64,272.02

           (n)      The amount of the distribution set forth in
                    paragraph A.1. (m) above in respect of interest                                       $29,953.13

           (o)      The amount of the distribution set forth in
                    in paragraph A.1. (m) above in respect of principal                                   $34,318.89

           (p)      The aggregate amount of the distribution to
                    Certificateholders on the Distribution Date set forth above                           $64,272.02

           (q)      The amount of the distribution set forth in
                    paragraph A.1. (p) above in respect of interest                                       $29,953.13

           (r)      The amount of the distribution set forth in
                    in paragraph A.1. (p) above in respect of principal                                   $34,318.89

           (s)      Scheduled Payments due in such Collection Period                                   $3,463,504.01

           (t)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,801,465.20

B.   Information Regarding the Performance of the Trust.
     1     Pool,  Note and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $122,915,183.00

           (b)      The aggregate  principal  amount of the Securities as of the close of  business  on the last day set forth  above,  after giving effect to payments
                    allocated to principal in paragraph A.1.(c),(i),(o),(r) above                    $148,627,244.55

           (c)      Aggregate  principal  amount  of  Notes  as of the  close of business  on the  last day set  forth  above,  after  giving effect
                    to payments allocated to principal in paragraph A.1.(c),(i),(o) above            $143,890,213.81

           (d)      The Note Pool Factor as of the close of business
                    on the last day set forth above                                                        1.1706464

           (e)      Aggregate  principal  amount of Certificates as of the close of business on the last day set forth  above,  after  giving effect
                    to payments allocated to principal in paragraph A.1.(r) above                      $3,715,681.11

           (f)      The Certificate Pool Factor as of the close of business
                    on the last day set forth above                                                        0.0302296

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $190,074.35

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,531.18

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000                                                        $2.35

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000                                                        $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  7
                           Aggregate Purchase Amount                                                      $87,343.23

     3     Payment Shortfalls.
           (a)      The  amount of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The  amount of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (h) above                                                                   $0.00

           (c)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payments set forth in
                    paragraph A.1.(c),(i) above                                                                $0.00

           (d)      The  amount  of the  Class B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (n) above                                                                   $0.00

           (e)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (o) above                                                                   $0.00

           (f)      The amount of the Certificate  Interest Carryover  shortfall shortfall after giving effect to the payments set forth in
                    paragraph A.1. (q) above                                                                   $0.00

           (g)      The amount of the Certificate  Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (r) above                                                                   $0.00

     4     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $10,938,818.47
                           Spread Account Balance                                                      $4,308,660.54

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                  $6,629.13

     5     Policy
           (a)      The amount paid to the Noteholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Note
                    Insurer on such Distribution Date                                                     $41,182.13

     6     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                214
                           Aggregate Gross Amount                                                      $3,017,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  4
                           Aggregate Gross Amount                                                         $69,000.00

     7     Performance Triggers
           (a)      Delinquency Ratio                                                                          2.22%

           (b)      Average Delinquency Ratio                                                                  2.22%

           (c)      Cumulative Default Ratio                                                                   0.04%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,261,618.49
     Lock Box NSF Items:                                                                                     (641.06)
     Transfers from (to) Payahead Account:                                                                      0.00
     Total Collection Proceeds:                                                                         3,260,977.43
     For Distribution Date:                                                                                  9/15/97
     For Determination Date:                                                                                  9/8/97
     For Collection Period:                                                                                     8/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                122,915,183.00
                                  Principal portion of payments collected (non-prepayments)                               913,243.21
                                  Prepayments in full allocable to principal                                              372,169.00
                           Collections allocable to principal                                           1,285,412.21
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                         87,343.23
                                                                                                  -------------------
                    Total Principal                                                                     1,372,755.44

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   121,542,427.56

           Prefunding
                    Original Amount in Prefunding Account                                              27,084,817.00
                    Subsequent Loans Sold to the Trust                                                          0.00
                    Balance of Prefunding Account                                                      27,084,817.00



           Interest
                           Collections allocable to interest                                            1,888,221.99
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,888,221.99

     Note & Certificate Information
           Beginning of Period Class A-1 Principal Balance                                             80,832,000.00
           Beginning of Period Class A-2 Principal Balance                                             61,668,000.00
           Beginning of Period Class B Principal Balance                                                3,750,000.00
           Beginning of Period Certificate Balance                                                      3,750,000.00

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,302,031.41
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            5,701.58
           Aggregate Payahead Balance                                                                           0.00
           Aggregate Payahead Balance for preceding Distribution Date                                           0.00
           Interest Earned on Payahead Balances                                                                 0.00
           Scheduled Payments due in Collection Period                                                  3,463,504.01
           Scheduled Payments collected in Collection Period                                            2,801,465.20
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 3,000.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Note Insurer (non-Premium)                                        0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              214     3,017,000.00
           60+ days delinquent                                                                                    4        69,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  7        87,343.23

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       3,086,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          87,343.23
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                          47,470.64
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           0.00%
           Delinquency Ratio for third preceding Determination Date                                            0.00%

           Cumulative Defaults for preceding Determination Date                                                 0.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Does a Trigger Event Exist?                                                                             N
           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Requisite Reserve Amount
           Weighted Average of the Interest Rates and Pass-Through Rates                                     6.4426%
           minus 2.5%                                                                                          2.50%
                                                                                                  -------------------
                                                                                                             3.9426%
           divided by 360                                                                                    0.0110%
           times the prefunded amount                                                                  27,084,817.00
           times the number of days outstanding in prefunding period (8/19 - 9/11)                             23.00
                                                                                                  -------------------
           Requisite Reserve Amount                                                                        68,223.73
           Amount in Interest Reserve Account                                                             169,076.20
           Excess in Interest Reserve Account                                                             100,852.47

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,173,634.20
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                87,343.23
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Interest Reserve Account                                  100,852.47
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                    0.00
                           Investment earnings from Collection Account                                      4,606.88
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,366,436.78

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      913,243.21
                           Prepayments in full allocable to principal                                     372,169.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                         87,343.23
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,372,755.44

           Class A Target Amount
                       90%                                                                                       90%
                    times Aggregate Principal Balance of Receivables                                  121,542,427.56
                                                                                                  -------------------
                                                                                                      109,388,184.80

           Class A Noteholders' Percentage
                    After the Target Payment Date?                                                                No
                    Will the Class A-2 Notes be reduced to 0?                                                     No
                    On or Prior to Target Payment Date                                                         95.0%
                    After Target Payment Date, before Payment Date when A-2 reduced to 0                       91.0%
                    On Payment Date when Class A-2 Notes will be reduced to 0                                  89.2%
                                                                                                  -------------------
                                                                                                               95.0%

           Class A Noteholders' Principal Distributable Amount
                    Principal Distributable Amount                                                      1,372,755.44
                    Times Class A Noteholders' Percentage                                                        95%
                                                                                                  -------------------
                                                                                                        1,304,117.67
                    Note Insurer Optional Deposit: Class A Prin Distributable Amt.                              0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,304,117.67

           Class A-1 Noteholders' Interest Distributable Amount
                    Beginning of Period Principal Balance of the Notes                                 80,832,000.00
                    Multiplied by the Note Rate                                                                6.10%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0750000
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 369,806.40

           Class A-2 Noteholders' Interest Distributable Amount
                    Beginning of Period Principal Balance of the Notes                                 61,668,000.00
                    Multiplied by the Note Rate                                                                6.38%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0750000
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 295,081.38

           Class B Noteholders Principal Distributable Amount
                    Principal Distributable Amount                                                      1,372,755.44
                    Times Class B Percentage                                                                    2.5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 34,318.89

           Certificate Principal Distributable Amount
                    Principal Distributable Amount                                                      1,372,755.44
                    Times Certificate Percentage                                                                2.5%
                                                                                                  -------------------
                    Certificate Principal Distributable Amount                                             34,318.89


           Class B Noteholders' Interest Amount
                    Beginning of Period Principal Balance of the Notes                                  3,750,000.00
                    Multiplied by Note Pass-Through Rate                                                      10.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0750000
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         29,953.13

           Certificateholders' Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,750,000.00
                    Multiplied by Pass-Through Rate                                                           10.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0750000
                                                                                                  -------------------
                    Certificateholders' Interest Amount                                                    29,953.13


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                            5,531.18   3,366,436.78      5,531.18   3,366,436.78
         Servicing Fee (2.0%)                                                 184,372.77   3,360,905.60    184,372.77           0.00
         Additional Servicing Fee Amounts                                       5,701.58   3,176,532.83      5,701.58           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00   3,170,831.25          0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00   3,170,831.25          0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00   3,170,831.25          0.00
(iii)    Indenture Trustee Fee                                                  1,125.00   3,170,831.25      1,125.00
         Indenture Trustee's out-of-pocket expenses                             3,000.00   3,169,706.25      3,000.00
         Unpaid Indenture Trustee Fee from prior                                    0.00   3,166,706.25          0.00
          Collection Periods
         Unpaid Indenture Trustee's out-of-pocket exp. -                            0.00   3,166,706.25          0.00
          prior Collection Periods
         Owner Trustee Fee                                                      2,500.00   3,166,706.25      2,500.00
         Owner Trustee's out-of-pocket expenses                                 3,000.00   3,164,206.25      3,000.00
         Unpaid Owner Trustee Fee from prior                                        0.00   3,161,206.25          0.00
          Collection Periods
         Unpaid Owner Trustee's out-of-pocket exp -                                 0.00   3,161,206.25          0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                   1,125.00   3,161,206.25      1,125.00
         Collateral Agent Expenses                                                  0.00   3,160,081.25          0.00
         Unpaid Collateral Agent  Fee from prior                                    0.00   3,160,081.25          0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                                0.00   3,160,081.25          0.00
          Collection Periods
(v) (A)  Class A-1 Interest  Distributable Amount - Current Month
         369,806.40  Prior  Month(s)  Class  A-1  Interest  Carryover
         Shortfall 0.00 Class A-1 Interest  Carryover  Shortfall 0.00
         Interest  on  Interest  Carryover  from  Prior  Months  0.00
         Current Month Class A-1 Interest Carryover Shortfall 0.00
         Class A-1 Interest Distributable Amount                              369,806.40   3,160,081.25    369,806.40
    (B)  Class A-2 Interest Distributable Amount - Current Month              295,081.38
         Prior Month(s) Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Carryover Shortfall                                     0.00
         Interest on Interest Carryover from Prior Months                           0.00
         Current Month Class A-2 Interest Carryover Shortfall                       0.00
         Class A-2 Interest Distributable Amount                              295,081.38   2,790,274.85    295,081.38
(vi)(A)  Class B Note Interest - Unadjusted                                    29,953.13
         Class B Note Interest Carryover Shortfall - Previous Month(s)              0.00
         Interest on B Interest Shortfall - Previous Month(s)                       0.00
         Interest on B Interest Carryover from Prior Months                         0.00
         Current Month Class B Interest Shortfall                                   0.00
         Adjusted Class B Note Interest Distributable Amount                   29,953.13   2,495,193.47     29,953.13
    (B)  Certificate Interest - Unadjusted                                     29,953.13
         Certificate Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)             0.00
         Interest on Certificate Interest Carryover from Prior Months               0.00
         Current Month Certificate Interest Shortfall                               0.00
         Adjusted Certificate Interest Distributable Amount                    29,953.13   2,465,240.34     29,953.13
(vii)    Class A Principal Distributable Amount - Current Month             1,304,117.67
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00
         Current Month Class A Principal Shortfall                                  0.00
         Withdrawl from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount to Class A-1                 1,304,117.67   2,435,287.21  1,304,117.67           0.00
         Class A Principal Distribution Amount to Class A-2                         0.00   1,131,169.54          0.00           0.00
(viii)   Note Insurer Premium                                                  41,182.13   1,131,169.54     41,182.13
         Note Insurer Premium Supplement                                            0.00   1,089,987.41          0.00
         Other Reimbursement Obligations to Note Insurer                            0.00   1,089,987.41          0.00
(ix)     Transition Expenses to successor Servicer                                  0.00   1,089,987.41          0.00
(x)      Class B Principal Distributable Amount - Current Month                34,318.89
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                  0.00
         Current Month Class B Principal Shortfall                                  0.00
         Adjusted Class B Principal Distributable Amount                       34,318.89   1,089,987.41     34,318.89
         Certificate Principal Distributable Amount - Current Month            34,318.89
          Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Certificate Principal Shortfall                              0.00
         Adjusted Certificate Principal Distributable Amount                   34,318.89   1,055,668.52     34,318.89
(xi)     Until the Target Payment Date, remaining amount to Class A         1,021,349.63   1,021,349.63  1,021,349.63
          Noteholders
         Amount to Class A-1 Noteholders                                    1,021,349.63           0.00          0.00
         Amount to Class A-2 Noteholders                                            0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist. Amount           0.00
(xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount          0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.             0.00


     Securities Balance
           Class A-1 Beginning of Period Principal Amount                                              80,832,000.00
                    Class A-1 Principal Distributions                                                   1,304,117.67
           Class A-1 End of Period Principal Amount (prior to turbo)                                   79,527,882.33
                    Additional Principal Distribution                                                   1,021,349.63
           Class A-1 End of Period Principal Amount                                                    78,506,532.70

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 3,750,000.00
                    Class B Principal Distributable Amount                                                 34,318.89
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   3,715,681.11
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    3,715,681.11

           Certificate Beginning of Period Principal Amount                                             3,750,000.00
                    Certificate Principal Distributable Amount                                             34,318.89
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               3,715,681.11
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                3,715,681.11
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,086,000.00
                                  Purchased receivables more than 30 days delinquent                       87,343.23
                                                                                                  -------------------
                                  Total                                                                 3,173,343.23

                           Aggregate Gross Principal  Balance as of the close of
                                  143,080,480.12 business on the last day of the
                                  Collection Period.
                    Delinquency Ratio                                                                          2.22%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                2.22%
                           Delinquency Ratio for second preceding Determination Date                           0.00%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  2.22%           0.74%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                         0.00
                                  Current Period Defaulted Receivables                                     47,470.64
                                                                                                  -------------------
                                  Total                                                                    47,470.64

                                  Cumulative Defaulted Receivables                                         47,470.64
                                  Original Pool Balance                                               122,915,183.00

                    Cumulative Default Ratio                                                                   0.04%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                         0.00
                                  Original Pool Balance                                               122,915,183.00

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     55.09
           Weighted Average Annual Percentage Rate                                                            20.44%
     Spread Account
           OC Percent
                           Aggregate Principal Balance                                                148,627,244.56
                           minus the Securities Balance                                               148,627,244.55
                                                                                                  -------------------
                                                                                                                0.01
                           divided by the Aggregate Principal Balance                                          0.00%

           Floor OC Percent
                    Aggregate Principal Balance                                                       121,542,427.56
                    minus the Securities Balance                                                      148,627,244.55
                                                                                                  -------------------
                                                                                                                0.00
                    divided by the initial Aggregate Principal Balance                                122,915,183.00
                                                                                                  -------------------
                                                                                                               0.00%

           Floor Amount
                    greater of
                        (a)$100,000                                                                                       100,000.00
                        (b)the lesser of
                           (i) Securities Balance                                                                     148,627,244.55
                           (ii) the sum of
                               (A)2% of the sum of                                                                             2.00%
                                  (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                  (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                                      --------------
                                                                                                                        2,458,303.66
                               (B)the product of
                                  (I)  Excess  of 1% over the  Floor OC  Percent
                                  1.00% (II) initial Aggregate Principal Balance
                                  122,915,183.00
                                                                                                                      --------------
                                                                                                                        1,229,151.83
                    Floor Amount                                                                        3,687,455.49

           Requisite Amount
                           the greater of
                               (1)the Floor Amount                                                                      3,687,455.49
                               (2)the product of:
                                  if no Trigger Event, 9% minus the OC Percent                                                  9.0%
                                  if a Trigger Event, 15% minus the OC Percent                                                 15.0%
                                  if a Portfolio Performance Event of Default, 30% minus the OC Percent                        30.0%
                                  if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                  9%
                                  times the Aggregate Principal Balance                               121,542,427.56
                                                                                                  -------------------
                                                                                                       10,938,818.47
                           Requisite Amount                                                            10,938,818.47

                           Does a Trigger Event exist?                                                                             N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

           Required Spread Account Amount                                                              10,938,818.47
           Beginning of Period Spread Account Balance                                                   4,302,031.41
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               6,636,787.06
           Earnings on Spread Account Balance                                                               6,629.13
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                4,308,660.54


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President



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